SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                             Current Report Pursuant

                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


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         Date of Report (Date of Earliest Event Reported) March 25, 1999

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                      Asset Backed Securities Corporation

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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State of Other Jurisdiction Of Incorporation)

      333-64351                                          13-3354848
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(Commission File Number)                    (I.R.S. Employer Identification No.)

  11 Madison Avenue, New York, New York                                 10010
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(Address of Principal Executive Offices)                              (zip code)

                                 (212) 325-1811
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)

Item 5.                 Other Events

                        The Registrant is filing final forms of the Exhibits listed in Item 7(c) below.

Item 7.                 Financial Statements and Exhibits.

                        (c) Exhibits.

Exhibit No.   Document Description
-----------   --------------------

1.4 Underwriting Agreement, dated as of March 16, 1999, between Credit Suisse First Boston Corporation and Asset Backed Securities Corporation.

4.1.10 Indenture, dated as of March 1, 1999 between Triad Auto Receivables Owner Trust 1999-1, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

4.4.11 Amended and Restated Trust Agreement, dated as of March 1, 1999, among Asset Backed Securities Corporation, Triad Financial Special Purpose Corporation II, a Delaware corporation, as initial Certificateholder, Triad Financial Corporation and Wilmington Trust Company, as Owner Trustee.

4.4.12 Note Guaranty Surety Bond, dated March 25, 1999 and delivered by Financial Security Assurance Inc.

10.1.5 Receivables Purchase Agreement, dated as of March 1, 1999 between Triad Financial Corporation, a California corporation, as Seller, and Asset Backed Securities Corporation, as Purchaser.

10.2.4 Sale and Servicing Agreement, dated as of March 1, 1999, among Triad Auto Receivables Owner Trust 1999-1, as Issuer, Asset Backed Securities Corporation, Triad Financial Corporation, a California corporation, as Servicer, and The Chase Manhattan Bank, as Indenture Trustee as Backup Servicer.

10.3.3 Indemnification Agreement, dated as of March 1, 1999, among Financial Security Assurance Inc., Triad Financial Corporation and Credit Suisse First Boston Corporation.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASSET BACKED SECURITIES CORPORATION
                                            (Registrant)


                                       By: /s/ Philip Weingord
                                          --------------------------------------
                                           Name: Philip Weingord
                                           Title: Vice President

Dated: April 9, 1999

Exhibit Index

Exhibit No.   Document Description
-----------   --------------------

1.4 Underwriting Agreement, dated as of March 16, 1999, between Credit Suisse First Boston Corporation and Asset Backed Securities Corporation.

4.1.10 Indenture, dated as of March 1, 1999 between Triad Auto Receivables Owner Trust 1999-1, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

4.4.11 Amended and Restated Trust Agreement, dated as of March 1, 1999, among Asset Backed Securities Corporation, Triad Financial Special Purpose Corporation II, a Delaware corporation, as initial Certificateholder, Triad Financial Corporation and Wilmington Trust Company, as Owner Trustee.

4.4.12 Note Guaranty Surety Bond, dated March 25, 1999 and delivered by Financial Security Assurance Inc.

10.1.5 Receivables Purchase Agreement, dated as of March 1, 1999 between Triad Financial Corporation, a California corporation, as Seller, and Asset Backed Securities Corporation, as Purchaser.

10.2.4 Sale and Servicing Agreement, dated as of March 1, 1999, among Triad Auto Receivables Owner Trust 1999-1, as Issuer, Asset Backed Securities Corporation, Triad Financial Corporation, a California corporation, as Servicer, and The Chase Manhattan Bank, as Indenture Trustee as Backup Servicer.

10.3.3 Indemnification Agreement, dated as of March 1, 1999, among Financial Security Assurance Inc., Triad Financial Corporation and Credit Suisse First Boston Corporation.